Financial Risk Management - Schedule of Foreign Currency Sensitivity Analysis (Detail) - US dollars to Euro [member] - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about financial instruments [line items]
Nominal positions (net)	€ (735,064)	€ (369,091)
Increase in foreign currency exchange rate	10.00%	10.00%
Profit/(loss) before tax	€ (73,506)	€ (36,909)
Equity before tax	€ (73,506)	€ (36,909)